                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):           August 31, 1997
                                                 -----------------------------

                          NICHOLS RESEARCH CORPORATION
------------------------------------------------------------------------------
           (Exact  name  of  registrant as specified in its charter)


        Delaware                       0-15295                 63-0713665
------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      IRS Employer
  of incorporation)                                        Identification No.


          4040 South Memorial Parkway, Huntsville, Alabama 35802-1326
------------------------------------------------------------------------------
          (Address, including zip code, of principal executive office)


                                 (205) 883-1140
------------------------------------------------------------------------------
            (Registrant's  telephone  number,  including  area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (b)    Pro Forma Financial Information.

       The  following  unaudited  condensed  consolidated   balance  sheet  and
unaudited pro forma condensed combined income statement are filed with this report:

            Condensed Consolidated Balance Sheet at August 31, 1997

           Pro Forma Condensed Combined Statement of Income for the Year
               Ended August 31, 1997

       The unaudited Condensed Consolidated Balance Sheet of Registrant at August 31, 1997, reflects the financial position of Registrant after giving effect to the acquisition of all of the capital stock of TXEN which was completed on August 29, 1997. The Pro Forma Condensed Combined Statement of Income for the fiscal year ended August 31, 1997, assumes that the acquisition occurred on September 1, 1996, and is based on the operations of Registrant for the year ended August 31, 1997, and of TXEN for the year ended June 30, 1997.

       The charge of $12 million resulting from the write-off of purchased research and development costs has been excluded from the pro forma con-densed combined statement of income for the year ended August 31, 1997.

       The unaudited condensed consolidated balance sheet and unaudited pro forma condensed combined income statement have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed combined income statement presented herein is shown for illustrative purposes only and is not necessarily indicative of the future results of operations of Registrant, or of the results of operations of Registrant that would have actually occurred had the transaction been in effect for the periods presented.

       The unaudited condensed consolidated balance sheet and unaudited pro forma condensed combined income statement should be read in conjunction with the historical financial statements and related notes of Registrant.

                          NICHOLS RESEARCH CORPORATION
               CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                                                        August 31, 1997
                                                        ---------------
                                                     (amounts in thousands)
        ASSETS

Current Assets:
    Cash and temporary cash investments                   $  23,354
    Accounts Receivable                                      93,425
    Deferred income taxes                                     2,102
    Other                                                     3,311
                                                        ----------------
      Total current assets                                  122,192

Long-term investments                                         3,738

Equipment, furniture and improvements, at cost:
    Computers and related equipment                          21,956
    Furniture, equipment and improvements                     9,666
    Equipment - contracts                                     5,771
                                                        ----------------
                                                             37,393
    Less accumulated depreciation                            18,715
                                                        ----------------
      Net equipment, furniture and improvements              18,678

Goodwill (net of accumulated amortization)                   49,915
Software development costs (net of accumulated
    amortization)                                             2,486
Investment in affiliates                                      8,363
Other assets                                                    783
                                                        ----------------
Total assets                                              $ 206,155
                                                        ================

LIABILITIES AND STOCKHOLDERS EQUITY

Current liabilities:

   Accounts payable                                       $  28,448
   Accrued compensation and benefits                         11,388
   Income taxes payable                                         369
   Current maturities of long-term debt                         761
   Borrowing on line of credit                               10,000
   Deferred revenue                                           3,114
   Other                                                      1,534
                                                        ---------------
      Total current liabilities                              55,614

Deferred income taxes                                         1,816
Long-term debt:
   Industrial development bonds                               1,558
   Long-term notes                                            2,467
                                                        ---------------
      Total long-term debt                                    4,025

   Minority interest in consolidated subsidiary                 307

Stockholders equity:

   Common stock, par value $.01 per share
     Authorized - 20,000,000 shares

     Issued - 13,137,657 shares                                 131

   Additional paid-in capital                                90,015

   Retained earnings                                         55,535

Less cost of treasury stock - 168,500 shares                 (1,288)
                                                        ---------------
      Total stockholders' equity                            144,393
                                                        ---------------
Total liabilities and stockholders' equity                $ 206,155
                                                        ===============

Nichols Research Corporation and TXEN, Inc., Income Statement
Unaudited Pro Forma Condensed Combined Financial Information


Income Statement                                                NRC           TXEN
Year ended August 31, 1997                                   year ended     year ended     Pro forma        Pro Forma
(In thousands, except share data)                              8/31/97        6/30/97     adjustments       combined
                                                           ----------------------------------------------------------
Revenues                                                   $    379,695     $  14,980     $        -      $   394,675

Costs and expenses:
   Direct and allocable contract costs                          335,222         5,167                         340,389
   General and administrative expenses                           25,979         4,404          1,475  (a)      31,858
                                                           ----------------------------------------------------------
      Total costs and expenses                                  361,201         9,571          1,475          372,247

Operating profit                                                 18,494         5,409         (1,475)          22,428

Other income (expense):
   Interest expense                                                (501)          (88)                           (589)
   Other income, principally interest                             1,063            79              -            1,142
   Equities in earnings of unconsolidated subsidiaries              656                         (656) (b)           -
   Minority interest in consolidated subsidiaries                  (129)                           -             (129)
                                                           ----------------------------------------------------------
Income before taxes                                             19,583          5,400         (2,131)          22,852
Income taxes                                                     7,109          1,979           (238) (c)       8,850
                                                           ----------------------------------------------------------
Net income                                                      12,474          3,421         (1,893)          14,002
                                                           ==========================================================
Earnings per share                                         $      1.02                                    $      1.05
                                                           ==========================================================
Weighted average number of common
  and common equivalent shares                              12,244,371                     1,084,148  (d)  13,328,519
                                                           ==========================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

        Notes to Unaudited Pro Forma Condensed Combined Income Statement

       (a) Amortization of purchased intangible assets assuming acquisition had taken place on September 1, 1996. Amortization of purchased intangible assets is based on an estimated 20 year life.

       (b) Exclusion of NRC's equity in earnings of TXEN for the fiscal year ended August 31, 1997.

       (c) Income tax effects of pro forma equity in earnings adjustment computed using the combined federal and state statutory rate of 36.3%.

       (d) Represents issuance of 1,084,148 shares of NRC Common Stock to the former shareholders of TXEN as part of the purchase price consideration.

       (e) The statement of income presentation excludes the effect of an estimated $12 million charge to operations taken at the time of acquisition for purchased research and development costs related to acquired technology that has not reached technological feasibility and that has no alternative future use. The statement of income presentation also excludes consideration of integration costs and potential cost savings because NRC has not completed its comprehensive review of TXEN's business, operations, capitalization and management.

       (c)    Exhibits.

              None



                                          SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NICHOLS RESEARCH CORPORATION
                                                 (Registrant)


                                          By:    Michael J. Mruz
                                             --------------------------------
                                               Michael J. Mruz
                                               Chief Executive Officer and
                                                 President

Date:  October 31, 1997